SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25th,2002


                                Zeta Corporation
                                ----------------
             (Exact name of registrant as specified in its charter)

Florida                     000-29819                        58-2349413
-------                     ---------                        ----------
(State or other             (Commission                      (IRS Employer
jurisdiction of              File Number)                     Identification
incorporation)                                                Number)


1628 West 1st Avenue, Suite 216, Vancouver, British Columbia          V6J 1G1
------------------------------------------------------------          -------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:   (604) 659-5018
                                                      --------------


ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant's Certifying Accountant.

None.

ITEM 5. Other Events.

At a board of directors meeting held on July 25th, 2002, the Company's Board of Directors agreed to issue 2,390,000 restricted shares of its common stock at a price of $0.05 per share in exchange for investor relations services valued at $119,500 from EquityAlert.com, Inc., a wholly owned subsidiary of Innotech Corporation. Harmel S. Rayat, a Director and majority shareholder of the Company, is also a Director and majority shareholder of Innotech Corporation.


ITEM 6.

Resignations of Registrant's Director's

None.

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ITEM 7. Financial Statements and Exhibits.

None.

ITEM 8.  Change in Fiscal Year.

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ZETA CORPORATION



                                               /s/Harvinder Dhaliwal
                                               ---------------------
                                               Harvinder Dhaliwal, Director,
                                               Secretary/Treasurer

Date: July 25th, 2002

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